SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

August 30, 2002

Dear Shareholder:

We are pleased to provide the annual report for the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") for the year ended July 31, 2002, which includes market commentary, a statement of the Trust's investments and audited financial statements.

During the past twelve months, the Trust distributed income dividends to shareholders totaling $1.01 per share. The table below shows the annualized distribution rate and the twelve-month total return based on the Trust's July 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price(1):

        PRICE           ANNUALIZED         TWELVE-MONTH
      PER SHARE    DISTRIBUTION RATE(2)   TOTAL RETURN(2)
    -------------  --------------------   ---------------
    $9.06(NAV)             9.67%               5.43%
    $10.18(NYSE)           8.61%              14.66%

In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(3) returned negative 4.29% and the Salomon Smith Barney Mortgage Index(4) returned 8.32% for the same period.

---------------

(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Trust (plus all other assets) and dividing the result (total net assets) by the total number of the Trust's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Trust has invested. However, the price at which an investor may buy or sell shares of the Trust is at their market
    (NYSE) price as determined by supply of and demand for the Trust's shares.

(2) Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Trust's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.073 for 12 months. This rate is as of July 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Trust. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Trust investment. PAST PERFORMANCE IS NOT INDICATE OF FUTURE RESULTS.

(3) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot invest directly in an index.

(4) The Salomon Smith Barney Mortgage Index is the mortgage-backed securities component of the Salomon Smith Barney Broad Investment Grade Bond Index. Please note that an investor cannot invest directly in an index.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

EMERGING-MARKETS DEBT SECURITIES(5)

Political developments drove EMBI+ performance in Brazil (down 26.02% for the period). Brazil's large weighting, which now accounts for 19.18% of the EMBI+ market capitalization, caused its performance to dominate overall returns for the period. Lack of improving developments in Argentina (down 63.71% for the period) also weighed on the asset class but it currently does not have the impact it once did, as it now only reflects 2% of the EMBI+ composition, down from 22% in January 2001. On a positive note, 15 countries out of 17 outperformed the EMBI+ return for the Trust's annual period.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility for the Trust's annual period. Oil prices traded in a range from $17.45 to $29.36 per barrel and closed the period at $27.36 per barrel. At the July 26 meeting, The Organization of Petroleum Exporting Countries' ("OPEC")(6) maintained its policy of price defense and agreed to keep the existing oil-production target at 21.7 million barrels per day for the next three months.

Return volatility(7) for emerging-markets debt varied over the period. Return volatility for the year ended July 31, 2002 was 12.05%, down from the levels in the second half of 2001 as uncertainty surrounding the September 11 terrorist attacks and the demise of the Argentine economy added to the uncertainty in emerging markets. Volatility for the month of July increased to 13.99% as investors responded to weakness in Brazil as well as problems in the high-yield market.

LATIN AMERICA

Latin America as a region returned negative 19.81% for the annual period, as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. More recently in July, the region was heavily influenced by political and fiscal uncertainty in Brazil, Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")(8) and deteriorating fundamentals in Venezuela.

Brazil returned negative 26.02% for the annual period, one of the worst performers in the EMBI+. Price volatility in Brazil has been primarily driven by political and fiscal uncertainty in the country. Investors are concerned about the outcome of the October Presidential election.

---------------

(5) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

(6) OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the Organization. Current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

(7) Return volatility is the standard deviation of monthly returns over the period being measured.

(8) The IMF is an organization of 183 countries established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

Argentina returned negative 63.71% for the year as measured by the EMBI+. Argentina announced a debt moratorium (default) on all external debt obligations in December 2001. President De la Rua resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. De la Rua was in the second year of his four-year term. Argentina's ability to reach a political consensus on a fiscal program will likely shape the near-term direction of the economy. Much uncertainty remains over how the situation in Argentina will play out in the second half of 2002. We remain underweight in Argentina and continue to monitor developments very closely.

NON-LATIN AMERICA

Non-Latin American countries, which represent 43% of the EMBI+'s market capitalization, outperformed the Latin American region for the year, returning 29.13%.

Russia, the best performer for the annual period, returned 43.83%. The Russian economy continues to benefit from high domestic consumption, abundant foreign reserves and limited external-financing requirements. In May, Fitch Ratings, the international rating agency, upgraded the Russian Federation's long-term foreign-currency rating to BB- from B+, and changed the outlook on the long-term ratings to positive from stable.

Bulgaria returned 17.01% for the period. Bulgaria outperformed the EMBI+ for the period, in large part because the government's fiscal performance and active management of its liabilities have been excellent.

EMERGING-MARKETS OUTLOOK

Emerging-market debt sovereign spreads(9) as measured by the EMBI+ ended the annual period at 991 basis points(10). We believe that spreads are likely to remain volatile in line with overall cautious market sentiment.

MORTGAGE-BACKED SECURITIES

The first three to six months of the Trust's annual reporting period were dominated by a weak economy following September 11. Consequently, U.S. Federal Reserve Board ("Fed") dropped short-term interest rates significantly and increased reserves to maintain liquidity for the stock and bond markets, and for the real economy.

---------------

(9) Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(10) A basis point is 0.01%, or one one-hundredth of a percent.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

2002 began with market expectations that the Fed would be aggressively raising rates by this point in the year. If you looked at the federal funds rate ("fed funds rate")(11) futures contract earlier in the year, it was pricing in 200 to 300 basis points in higher Fed moves this year. Obviously that has not taken place. As the equity market sold off in the second quarter, bonds rallied substantially.

We believe the bond market, at least the investment-grade market, is going to take its cue from the equity markets. Inter-day volatility is extremely high. For example, we have seen days when the Dow Jones Industrial Average(12) trades down and 10-year U.S. Treasury notes are rallying. As the Dow reversed pretty quickly, those gains were given up in the bond market. So it has been a relatively fluid environment and we think it will stay that way going forward.

While we believe the overall fixed-income markets continue to provide a relative safe haven to equity investors, that's not to say that the investment-grade market has not had its risk. There has been a good flight to quality in mortgage-backed securities, as those bonds really have been resilient from a credit perspective.

While the outlook is somewhat fluid, depending on what the economic environment holds, we think the majority of the interest-rate move has really taken place this year. We do not think the Fed is going to ease rates unless we have a serious break in the equity markets and in consumer confidence.

ADDITIONAL INFORMATION

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc is traded on the New York Stock Exchange under the symbol "SBG." Daily closing prices are available online under symbol XSBGX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Trust issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Trust's current net asset value, market price and other information regarding the Trust's portfolio holdings and allocations.

---------------

(11) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(12) Dow Jones Industrial Average is the price-weighted average of 30 actively-traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

Finally, we would like to thank you for your continued confidence in our investment management approach. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. MCLENDON

HEATH B. MCLENDON
Chairman

/s/ PETER J. WILBY

PETER J. WILBY
President

/s/ ROGER M. LAVAN

ROGER M. LAVAN
Executive Vice President

/s/ THOMAS K. FLANAGAN

THOMAS K. FLANAGAN
Executive Vice President

The information provided in this letter represents the opinion of the Trust's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the Trust's manager and may differ from those of the managers of other funds or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Trust or that the percentage of the Trust's assets held in various sectors will remain the same. Please refer to pages 6 through 9 for a list and percentage breakdown of the Trust's holdings. Also, please note any discussion of the Trust's holdings is as of July 31, 2002 and is subject to change.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

SCHEDULE OF INVESTMENTS

July 31, 2002

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 34.8%

ARGENTINA -- 2.5%
$ 34,600,000         Republic of Argentina, Discount Bond, Series L-GL, 2.9375%
                       due 3/31/23 (a)(b)(c)(d)..................................  $ 15,051,000
                                                                                   ------------

BRAZIL -- 7.6%
                     Federal Republic of Brazil:
  54,150,000           Discount Bond, Series Z-L, 3.0625% due 4/15/24 (a)(b).....    28,428,750
                       Global Bond:
     725,000             11.250% due 7/26/07 (b).................................       366,125
   4,785,000             11.500% due 3/12/08 (b).................................     2,416,425
   3,575,000             14.500% due 10/15/09 (b)................................     1,984,125
     875,000             12.000% due 4/15/10 (b).................................       433,125
  24,250,000           Par Bond, Series Z-L, 6.000% due 4/15/24 (a)(b)...........    12,610,000
                                                                                   ------------
                                                                                     46,238,550
                                                                                   ------------

BULGARIA -- 5.7%
  39,050,000         Republic of Bulgaria, Discount Bond, Series A, 2.6875% due
                       7/28/24 (a)(b)............................................    34,510,438
                                                                                   ------------

ECUADOR -- 0.1%
   2,350,000         Republic of Ecuador, 5.000% due 8/15/30 (a)(b)..............       928,250
                                                                                   ------------

MEXICO -- 9.0%
                     United Mexican States, Par Bond:
   6,900,000           Series A, 6.250% due 12/31/19 (b).........................     6,442,875
  51,600,000           Series B, 6.250% due 12/31/19 (b).........................    48,181,500
                                                                                   ------------
                                                                                     54,624,375
                                                                                   ------------

PANAMA -- 1.6%
  12,177,777         Republic of Panama, IRB Bond, 5.000% due 7/17/14 (a)(b).....     9,780,278
                                                                                   ------------

PERU -- 1.8%
                     Republic of Peru:
   7,649,000           9.125% due 2/21/12 (b)(e).................................     6,205,251
   6,930,000           PDI Bond, 4.500% due 3/7/17 (a)(b)........................     4,573,800
                                                                                   ------------
                                                                                     10,779,051
                                                                                   ------------

PHILIPPINES -- 3.1%
  20,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                       (a)(b)....................................................    18,655,000
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

July 31, 2002

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------

POLAND -- 2.4%
$ 14,700,000         Republic of Poland, PDI Bond, 6.000% due 10/27/14 (a)(b)....  $ 14,810,250
                                                                                   ------------

RUSSIA -- 0.8%
   7,500,000         Russia, 5.000% due 3/31/30 (a)..............................     5,043,750
                                                                                   ------------

URUGUAY -- 0.2%
   2,725,000         Republic of Uruguay, Global Bond, 7.625% due 1/20/12 (b)....     1,076,375
                                                                                   ------------

                     TOTAL SOVEREIGN BONDS (Cost -- $221,988,291)................   211,497,317
                                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 48.0%
                     Federal Home Loan Mortgage Corp. (FHLMC):
  24,000,000           6.000%, 30 Year (f)(g)....................................    24,217,440
   5,000,000           7.000%, 30 Year (f)(g)....................................     5,198,400
      83,715           Series 1610, Class PH, 6.500% due 3/15/19 (PAC I/O).......           203
   2,489,957           Series 2062, Class PL, 6.500% due 10/15/16 (PAC I/O)......        53,619
   5,445,451           Series 2075, Class IC, 6.500% due 7/15/16 (PAC I/O).......       105,039
   3,870,031           Series 2086, Class PK, 6.500% due 5/15/18 (PAC I/O).......        83,752
  15,485,000           Series 2098, Class IB, 6.000% due 11/15/02 (PAC I/O)......       240,321
                     Federal National Mortgage Association (FNMA):
 112,000,000           6.000%, 30 Year (f)(g)....................................   112,671,720
  25,000,000           6.500%, 30 Year (f)(g)....................................    25,687,500
 100,000,000           7.000%, 30 Year (f)(g)....................................   104,000,000
  17,000,000           8.000%, 30 Year (f)(g)....................................    18,105,000
      22,936           Trust 1993-189, Class PH, 6.500% due 2/25/19 (REMIC) (PAC
                         I/O)....................................................            18
   3,093,892           Trust 1998-15, Class PJ, 6.500% due 2/18/21 (REMIC) (PAC
                         I/O)....................................................        83,528
   3,251,311           Trust 1998-44, Class IA, 6.500% due 7/18/16 (REMIC) (PAC
                         I/O)....................................................        67,891
   5,104,936           Trust 1998-58, Class PD, 6.500% due 3/25/21 (REMIC) (PAC
                         I/O)....................................................       226,164
   9,176,417           Trust 1998-63, Class IA, 6.000% due 10/25/23 (REMIC) (PAC
                         I/O)....................................................       802,848
     705,081           Trust 1998-68, Class I, 6.500% due 12/25/19 (REMIC) (PAC
                         I/O)....................................................        31,349
                                                                                   ------------

                     TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $286,255,114).....   291,574,792
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

July 31, 2002

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
ZERO COUPON MUNICIPAL BONDS (b) -- 4.9%
$ 11,200,000         Austin, TX Utility System Revenue, Series A, MBIA-Insured,
                       due 11/15/08..............................................  $  8,926,736
                     Edinburg, TX Consolidated Independent School District:
   1,845,000           Due 2/15/08...............................................     1,510,040
   2,705,000           Due 2/15/09...............................................     2,097,214
   5,470,000         Harris County, Texas, due 8/15/08...........................     4,399,248
  10,535,000         Texas State Public Finance Authority Building Revenue, due
                     2/1/08......................................................     8,639,121
                     Westmoreland County, PA, Series G:
   2,665,000           Due 6/1/08................................................     2,175,440
   2,515,000           Due 12/1/08...............................................     2,017,583
                                                                                   ------------

                     TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $26,696,146).....    29,765,382
                                                                                   ------------
   RIGHTS
------------
RIGHTS (c) -- 0.0%
 216,410,000         Mexican Rights (b)..........................................       121,574
     390,650         Venezuela Rights............................................             0
                                                                                   ------------

                     TOTAL RIGHTS (Cost -- $0)...................................       121,574
                                                                                   ------------
    FACE
   AMOUNT
------------
COMMERCIAL PAPER (b) -- 7.1%
 $14,000,000         Frigate Funding Corp., yield 1.860% due 8/1/02..............    14,000,000
  15,000,000         Moat Funding LLC, yield 1.830% due 8/1/02...................    15,000,000
  14,000,000         Windmill Funding Corp., yield 1.830% due 8/1/02.............    14,000,000
                                                                                   ------------

                     TOTAL COMMERCIAL PAPER (Cost -- $43,000,000)................    43,000,000
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

July 31, 2002

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (b) -- 5.2%
$  8,000,000         Greenwich Capital Markets Inc., 1.750% due 8/1/02; Proceeds
                       at maturity -- $8,000,389; (Fully collateralized by U.S.
                       Treasury Bills, 0.000% due 8/22/02; Market
                       value -- $8,163,828)......................................  $  8,000,000
   7,844,000         J.P. Morgan Chase & Co., 1.750% due 8/1/02; Proceeds at
                       maturity -- $7,844,381; (Fully collateralized by U.S.
                       Treasury Bonds, 4.875% due 2/15/12; Market
                       value -- $8,001,064)......................................     7,844,000
   8,000,000         Merrill Lynch, Pierce, Fenner & Smith Inc., 1.700% due
                       8/1/02; Proceeds at maturity -- $8,000,378; (Fully
                       collateralized by U.S. Treasury Bonds, 6.875% due 5/15/06;
                       Market value -- $8,162,400)...............................     8,000,000
   8,000,000         State Street Bank and Trust Co., 1.750% due 8/1/02; Proceeds
                       at maturity -- $8,000,389; (Fully collateralized by U.S.
                       Treasury Bonds, 7.250% due 8/15/22; Market
                       value -- $8,163,794)......................................     8,000,000
                                                                                   ------------

                     TOTAL REPURCHASE AGREEMENTS (Cost -- $31,844,000)...........    31,844,000
                                                                                   ------------

                     TOTAL INVESTMENTS -- 100% (Cost -- $609,783,551)............  $607,803,065
                                                                                   ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

(b) Segregated as collateral for mortgage dollar rolls/TBAs outstanding at year end.

(c)  Non-income producing security.

(d)  Security is currently in default.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)  Mortgage dollar roll (See Note 4).

(g)  Security is issued on a to-be-announced ("TBA") basis (See Note 5).

     Abbreviations used in this schedule:

     IRB -- Interest Reduction Bond.

     PAC I/O -- Planned Amortization Class -- Interest Only.

     PDI -- Past Due Interest.

     REMIC -- Real Estate Mortgage Investment Conduit.

     TBA -- To Be Announced.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2002

ASSETS:
  Investments, at value (Cost -- $609,783,551)..............  $607,803,065
  Cash......................................................         2,702
  Interest receivable.......................................     5,174,385
  Prepaid expense...........................................        11,792
                                                              ------------
  TOTAL ASSETS..............................................   612,991,944
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   299,520,736
  Investment advisory fee payable...........................       164,021
  Administration fee payable................................        39,520
  Accrued expenses..........................................       444,424
                                                              ------------
  TOTAL LIABILITIES.........................................   300,168,701
                                                              ------------
TOTAL NET ASSETS............................................  $312,823,243
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Capital paid in excess of par value.......................   323,533,363
  Undistributed net investment income.......................     7,270,234
  Accumulated net realized loss from security
    transactions............................................   (16,034,379)
  Net unrealized depreciation of investments................    (1,980,486)
                                                              ------------
TOTAL NET ASSETS............................................  $312,823,243
                                                              ============
NET ASSET VALUE, PER SHARE ($312,823,243 / 34,510,639
  shares)...................................................         $9.06
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2002

INCOME:
  Interest..................................................  $   34,099,372
                                                              --------------
EXPENSES:
  Investment advisory fee (Note 2)..........................       1,988,369
  Administration fee (Note 2)...............................         476,744
  Shareholder communications................................          79,205
  Custody...................................................          64,459
  Audit and tax services....................................          56,502
  Shareholder and system servicing fees.....................          33,745
  Listing fees..............................................          32,339
  Directors' fees...........................................          30,190
  Legal fees................................................          26,682
  Other.....................................................          20,701
                                                              --------------
  TOTAL EXPENSES............................................       2,808,936
                                                              --------------
NET INVESTMENT INCOME.......................................      31,290,436
                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Gain From Security Transactions (excluding
    short-term securities):
    Proceeds from sales.....................................     226,163,667
    Cost of securities sold.................................     221,524,943
                                                              --------------
  NET REALIZED GAIN.........................................       4,638,724
                                                              --------------
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments:
    Beginning of year.......................................      15,822,349
    End of year.............................................      (1,980,486)
                                                              --------------
  INCREASE IN NET UNREALIZED DEPRECIATION...................     (17,802,835)
                                                              --------------
NET LOSS ON INVESTMENTS.....................................     (13,164,111)
                                                              --------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $   18,126,325
                                                              ==============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended July 31,

                                                                   2002           2001
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $ 31,290,436   $ 36,912,247
  Net realized gain.........................................      4,638,724      6,887,408
  Increase in net unrealized depreciation...................    (17,802,835)   (16,493,355)
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     18,126,325     27,306,300
                                                               ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (34,935,120)   (34,020,592)
                                                               ------------   ------------

  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (34,935,120)   (34,020,592)
                                                               ------------   ------------
  DECREASE IN NET ASSETS....................................    (16,808,795)    (6,714,292)

NET ASSETS:
  Beginning of year.........................................    329,632,038    336,346,330
                                                               ------------   ------------
  END OF YEAR*..............................................   $312,823,243   $329,632,038
                                                               ============   ============
* Includes undistributed net investment income of:..........     $7,270,234    $10,914,918
                                                               ============   ============

STATEMENT OF CASH FLOWS

For the Year Ended July 31, 2002

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio securities...............  $(144,500,318)
  Proceeds from disposition of long-term portfolio
    securities and principal paydowns.......................    197,654,644
  Net purchases of short-term portfolio securities..........    (58,398,000)
                                                              -------------
                                                                 (5,243,674)
  Net investment income.....................................     31,290,436
  Adjustment to reconcile net investment income to net cash
    provided by operating activities:
    Amortization of net premium/discount on investments.....     (3,973,582)
    Net change in receivables/payables related to
     operations.............................................      2,167,278
                                                              -------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES...........     24,240,458
                                                              -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Increase in dollar roll transactions (Note 4).............      6,651,931
  Cash dividends paid.......................................    (34,935,120)
                                                              -------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES...............    (28,283,189)
                                                              -------------
NET DECREASE IN CASH........................................     (4,042,731)
Cash, Beginning of Year.....................................      4,045,433
                                                              -------------
CASH, END OF YEAR...........................................  $       2,702
                                                              =============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed-income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At July 31, 2002, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

(e) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

NOTE 2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc., which is a subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Investment Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under the administrative agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services.

At July 31, 2002, the Adviser owned 13,485 shares of the Trust.

Certain officers and/or Directors of the Trust are also officers and/or Directors of Citigroup.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term securities) were as follows:

Purchases...................................................   $130,653,469
                                                               ============
Sales.......................................................   $170,485,862
                                                               ============

The Federal income tax basis of the Trust's investments at July 31, 2002 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for Federal income tax purposes was $1,980,486 (gross unrealized appreciation -- $24,631,447; gross unrealized depreciation -- $26,611,933).

NOTE 4. BORROWINGS

MORTGAGE DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust
sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At July 31, 2002, the Trust had outstanding net contracts to repurchase mortgage-backed securities of $239,745,167 for a scheduled settlement of August 14, 2002. The average monthly balance of dollar rolls outstanding during the year ended July 31, 2002 was $270,828,679. Counterparties with dollar rolls outstanding in excess of 10% of net assets at July 31, 2002 included J.P. Morgan Chase & Co. ($130,698,326) and First Union National Bank ($52,095,139).

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Trust trades securities on a to-be-announced ("TBA") basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Trust commits to purchasing or selling securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Trust, normally 15 to 45 days later. Beginning on the date the Trust enters into a TBA transaction, securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2002, the Trust held TBA securities with a total cost of $283,528,982.

NOTE 6. CAPITAL LOSS CARRYFORWARD

At July 31, 2002, the Trust had, for Federal income tax purposes, approximately $16,034,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in July of the year indicated:

                                                                 2008           2010
                                                                 ----           ----
Carryforward Amounts........................................  $15,368,000     $666,000

NOTE 7. EVENTS SUBSEQUENT TO JULY 31, 2002

Subsequent to July 31, 2002, the Board of Directors of the Trust declared dividends of $0.073 per common share payable August 30, 2002, September 27, 2002, October 25, 2002 and November 29, 2002 to shareholders of record on August 13, 2002, September 17, 2002, October 16, 2002 and November 13, 2002,
respectively.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:

                                                               2002         2001     2000    1999(1)    1998
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $9.55       $9.75    $8.82    $10.51    $11.16
                                                              -------      ------   ------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................     0.91        1.07     0.95      0.96      0.91
  Net realized and unrealized gain (loss)...................    (0.39)      (0.28)    0.92     (1.77)    (0.61)
                                                              -------      ------   ------   -------   -------
Total Income (Loss) From Operations.........................     0.52        0.79     1.87     (0.81)     0.30
                                                              -------      ------   ------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (1.01)      (0.99)   (0.94)    (0.88)    (0.95)
                                                              -------      ------   ------   -------   -------
NET ASSET VALUE, END OF YEAR................................    $9.06       $9.55    $9.75     $8.82    $10.51
                                                              =======      ======   ======   =======   =======
MARKET VALUE, END OF YEAR...................................  $ 10.18       $9.80    $9.00   $9.4375   $9.6875
                                                              =======      ======   ======   =======   =======
TOTAL RETURN(2).............................................    14.66%      20.64%    6.40%     7.08%     7.95%
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................     0.85%       0.84%    0.86%     0.87%     0.90%
  Net investment income.....................................     9.44%      10.96%   10.15%    10.34%     8.38%
SUPPLEMENTAL DATA:
  Net assets, end of year (millions)........................     $313        $330     $336      $304      $363
  Average net assets (millions).............................     $331        $337     $322      $321      $374
  Portfolio turnover rate...................................       23%         15%       6%       37%       34%
  Asset coverage to dollar rolls outstanding,
    end of year.............................................      230%*       220%*    261%*     262%*     273%*
  Total mortgage dollar rolls outstanding,
    end of year (millions)..................................     $240        $275     $208      $188      $209

--------------------------------------------------------------------------------

(1)  For the year ended July 30, 1999.
(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 * Securities have been segregated to cover all outstanding mortgage dollar rolls.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") at July 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 25, 2002

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

Results of Annual Meeting of Stockholders

The Trust held its Annual Meeting of Stockholders on November 13, 2001 for the purpose of voting upon the election of Dr. Riordan Roett and Jeswald W. Salacuse as Class I Directors of the Trust, to serve until the 2004 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the meeting.

     1. Election of Directors

          NOMINEE        VOTES FOR   VOTES AGAINST
    ----------------------------------------------
    Dr. Riordan Roett    31,625,761     276,929
    Jeswald W. Salacuse  31,627,161     275,529

At July 31, 2002, in addition to Dr. Riordan Roett and Jeswald W. Salacuse, the other Directors of the Trust were as follows:

     Carol L. Colman

     Daniel P. Cronin

     Leslie H. Gelb

     Heath B. McLendon

Effective November 14, 2001 and May 3, 2002, respectively, Leslie H. Gelb and Carol L. Colman were appointed by the Board of Directors as a Class II and Class III Directors, respectively of the Trust and will serve as nominees for election by stockholders at the Trust's next annual meeting of stockholders.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Trust is set forth below:

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                  TERM OF            PRINCIPAL        OVERSEEN BY
                                POSITION(S)      OFFICE AND        OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         TRUST(1)     TIME SERVED(1)         5 YEARS         THE TRUST)       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:

Carol L. Colman                Director and      Since          Consultant, Colman         30        None
Colman Consulting Co., Inc.    Member of         2002           Consulting
278 Hawley Road                Audit
North Salem, NY 10560          Committee,
Age 56                         Class III

Daniel P. Cronin               Director and      Since          Associate General          26        None
Pfizer Inc.                    Member of the     1993           Counsel, Pfizer
235 East 42nd Street           Audit                            Inc.
New York, NY 10017             Committee,
Age 56                         Class III

Leslie H. Gelb                 Director and      Since          President,                 32        Britannica.com;
The Council on                 Member of the     2001           the Council on                       Director of 2
Foreign Relations              Audit                            Foreign Relations;                   registered
58 East 68th Street            Committee,                       formerly,                            investment companies
New York, NY 10021             Class II                         Columnist, Deputy                    advised by Advantage
Age 64                                                          Editorial                            Advisers, Inc.
                                                                Page Editor and                      ("Advantage")
                                                                Editor, Op-Ed Page,
                                                                The New York Times

Riordan Roett                  Director and      Since          Professor and              32        The Latin American
The Johns Hopkins University   Member of the     1995           Director, Latin                      Equity Fund, Inc.
1710 Massachusetts Ave, NW     Audit                            American Studies
Washington, DC 20036           Committee,                       Program, Paul H.
Age 63                         Class I                          Nitze
                                                                School of Advanced
                                                                International
                                                                Studies, The Johns
                                                                Hopkins University

Jeswald W. Salacuse            Director and      Since          Henry J. Braker            32        Municipal Advantage
Tufts University               Member of the     1993           Professor of                         Fund Inc.; Director
The Fletcher School of Law     Audit                            Commercial Law and                   of 2 registered
& Diplomacy                    Committee,                       formerly Dean, The                   investment companies
Packard Avenue                 Class I                          Flecher School of                    advised by Advantage
Medford, MA 02155                                               Law & Diplomacy,
Age 64                                                          Tufts University

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                  TERM OF            PRINCIPAL        OVERSEEN BY
                                POSITION(S)      OFFICE AND        OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         TRUST(1)     TIME SERVED(1)         5 YEARS         THE TRUST)       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR:

Heath B. McLendon              Director and      Since          Managing Director         191        None
SSB                            Chairman,         1998           of Salomon Brothers
125 Broad Street, 9th Floor    Class II                         Asset Management
New York, NY 10004                                              Inc.
Age 69                                                          ("SBAM") and
                                                                Salomon
                                                                Smith Barney Inc.
                                                                ("SSB"); Chairman,
                                                                President, Chief
                                                                Executive Officer
                                                                and
                                                                Director of Smith
                                                                Barney Fund
                                                                Management LLC
                                                                ("SBFM") and
                                                                Travelers
                                                                Investment Adviser,
                                                                Inc. ("TIA");
                                                                Director of The
                                                                Travelers
                                                                Investment
                                                                Management Company
                                                                and Citi Fund
                                                                Management Inc.

OFFICERS:

Peter J. Wilby                 President         Since          Managing Director         N/A        N/A
SSB                                              2002           of SSB and SBAM
388 Greenwich Street                                            since January 1996
New York, NY 10013             Executive Vice    1993-
Age 43                         President         2002

Lewis E. Daidone               Chief             Since          Managing Director         N/A        N/A
SSB                            Administrative    2002           of SSB; Chief
125 Broad Street, 11th Floor   Officer                          Financial Officer
New York, NY 10004                                              of the Smith Barney
Age 44                         Executive Vice    1998-          Mutual Funds;
                               President and     2002           Director and Senior
                               Treasurer                        Vice President of
                                                                SBFM and TIA

Irving P. David                Chief           Since July       Director of SSB           N/A        N/A
SSB                            Financial           2002
125 Broad Street, 10th Floor   Officer and
New York, NY 10004             Treasurer
Age 41                                         May-July 2002
                               Controller

SALOMON   BROTHERS   2008   WORLDWIDE   DOLLAR   GOVERNMENT   TERM   TRUST   INC

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                     FUND COMPLEX
                                                  TERM OF            PRINCIPAL        OVERSEEN BY
                                POSITION(S)      OFFICE AND        OCCUPATION(S)       DIRECTOR             OTHER
                                 HELD WITH       LENGTH OF          DURING PAST       (INCLUDING        DIRECTORSHIPS
    NAME, ADDRESS AND AGE         TRUST(1)     TIME SERVED(1)         5 YEARS         THE TRUST)       HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
James E. Craige                Executive Vice     Since         Managing Director         N/A        N/A
SSB                            President          1996          of SSB and SBAM
388 Greenwich Street                                            since December
New York, NY 10013                                              1998.
Age 34                                                          Director of SSB and
                                                                SBAM since January
                                                                1998 and Vice
                                                                President of SSB
                                                                and SBAM from May
                                                                1992 to January
                                                                1998

Thomas K. Flanagan             Executive Vice     Since         Managing Director         N/A        N/A
SSB                            President          1994          of SSB and SBAM
388 Greenwich Street                                            since December
New York, NY 10013                                              1998;
Age 49                                                          Prior to December
                                                                1998, Director of
                                                                SSB and SBAM

Roger M. Lavan                 Executive Vice     Since         Managing Director         N/A        N/A
SSB                            President          1996          of SSB and SBAM
388 Greenwich Street
New York, NY 10013
Age 38

Frances M. Guggino             Controller         Since         Vice President            N/A        N/A
SSB                                               2002          Citigroup Asset
125 Broad Street, 10th Floor                                    Management
New York, NY 10004
Age 40

Christina T. Sydor             Secretary          Since         Managing Director         N/A        N/A
SSB                                               1998          of SSB, General
300 First Stamford Place                                        Counsel and
4th Floor                                                       Secretary of
Stamford, CT 06902                                              SBFM and TIA
Age 51

------------------

(1) The Trust's Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2002, and year 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified.
     The Trust's executive officers are chosen each year at the first meeting of the Trust's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

                     (This page intentionally left blank.)

DIRECTORS

CAROL L. COLMAN

      Consultant, Colman Consulting

DANIEL P. CRONIN

      Associate General Counsel,
      Pfizer Inc.

LESLIE H. GELB

      President, The Council on Foreign
      Relations

HEATH B. MCLENDON

      Managing Director,
      Salomon Smith Barney Inc.
      President and Director,
      Smith Barney Fund Management LLC,
      Travelers Investment Adviser, Inc.
      and Citi Fund Management Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      The Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

CHARLES F. BARBER, Emeritus

      Consultant; formerly Chairman,
      ASARCO Incorporated

OFFICERS

HEATH B. MCLENDON

      Chairman

PETER J. WILBY

      President

JAMES E. CRAIGE

      Executive Vice President

THOMAS K. FLANAGAN

      Executive Vice President

ROGER M. LAVAN

      Executive Vice President

LEWIS E. DAIDONE

      Chief Administrative Officer

IRVING P. DAVID

      Chief Financial Officer
      and Treasurer

FRANCES M. GUGGINO

      Controller

CHRISTINA T. SYDOR

      Secretary



    SALOMON BROTHERS
    2008 WORLDWIDE DOLLAR
    GOVERNMENT TERM TRUST INC

          125 Broad Street
          10th Floor, MF-2
          New York, New York 10004

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          388 Greenwich Street
          New York, New York 10013

    SUB-ADMINISTRATOR

          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

    TRANSFER AGENT

          American Stock Transfer &
            Trust Company
          59 Maiden Lane
          New York, New York 10038

    INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL

          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL

          SBG

    ------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
    ------------------------------------------------

    This report is for stockholder information.
    This is not a prospectus intended for use in the purchase or sale of Trust shares.

                                                    SALOMON BROTHERS
                                                    2008 WORLDWIDE DOLLAR
                                                    GOVERNMENT TERM TRUST INC

                                                   ANNUAL REPORT

                                                   July 31, 2002

[GRAPHIC]

AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10038     ---------------------
                                FIRST CLASS MAIL
                                  U.S. POSTAGE
                                      PAID
                                  BROOKLYN, NY
                                PERMIT NO. 1726
                             ---------------------
                                                                     SBGANN 7/02
                                                                         02-3809
                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------